Liquidity	12 Months Ended
Dec. 31, 2024
Liquidity [Abstract]
Liquidity
2.	Liquidity

Working Capital

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. For the years ended December 31, 2022 and 2023, and 2024, the Group recorded net operating losses of RMB 21,983 thousand and RMB 6,439 thousand, and a net operating profit of RMB 3,626 thousand, respectively. Net cash provided by operating activities amounted to RMB 2,486 thousand and RMB 4,670 thousand for the years ended December 31, 2022 and 2024, respectively, while net cash used in operating activities was RMB 16,844 thousand for the year ended December 31, 2023.

As of December 31, 2024, the Group had an accumulated deficit of RMB 155,215 thousand, working capital of RMB 43,509 thousand . net cash provided by operating and cash equivalents of RMB 4,150 thousand. The Group’s return to profitability in 2024, with a net income of RMB 5,776 thousand, demonstrates improved operational efficiency and effective cost control. Nevertheless, the Group’s future operating results remain subject to significant uncertainties, and it cannot be determined with certainty whether the Group will be able to reduce or eliminate its net losses in the foreseeable future. These conditions and events raise substantial doubt about the Group’s ability to continue as a going concern.

On February 27, 2025, the Group successfully completed its initial public offering (IPO) of 1,800,000 Class B ordinary shares at a price of US$4.00 per share, raising gross proceeds of US$7.2 million.

In connection with the offering, the Group granted the underwriters an over-allotment option (greenshoe mechanism) to purchase up to an additional 270,000 Class B ordinary shares to cover over-allotments, if any. On March 11, 2025, the underwriters fully exercised this option at the same offering price of US$4.00 per share, generating additional gross proceeds of US$1.08 million.

As of the date of issuance of the consolidated financial statements, the Company has approximately RMB 4.15 million of unrestricted cash or cash equivalents. In addition, the Company will need to maintain its operating costs at a level through strict cost control and budgets, such as staff reductions, to ensure operating costs are minimized and will not exceed such determined sources of funds to continue as a going concern for a period within 12 months after the issuance of the consolidated financial statements.

The Company believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Company to meet current anticipated cash needs for at least the next 12 months after the date that the consolidated financial statements are issued and beyond the period covered by the consolidated financial statements on a going concern basis. The Company may, however, need additional capital in the future to fund its continued operations. If the Company determines that its cash requirements exceed the amount of cash available, the Company may need to raise additional capital through the issuance of equity or debt securities, or through other means. The Company cannot assure that the financing will be available in amounts or on terms acceptable to the Company, if at all.